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                                 EXHIBIT 10(g)

                         CYPRUS AMAX MINERALS COMPANY

                              MATERIAL CONTRACTS

                      EXCESS DEFINED CONTRIBUTION PLAN
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                                                                   EXHIBIT 10(g)

                         CYPRUS AMAX MINERALS COMPANY

                        EXCESS DEFINED CONTRIBUTION PLAN

                 Amended and Restated Effective January 1, 1999
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                               TABLE OF CONTENTS


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                                                             Page
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1.   Purpose................................................... 1

2.   Definitions............................................... 1
     (a)  Account.............................................. 1
     (b)  Board................................................ 1
     (c)  Change of Control.................................... 1
     (d)  Code................................................. 2
     (e)  Committee............................................ 2
     (f)  Company.............................................. 2
     (g)  Company Matching Contributions....................... 2
     (h)  Compensation......................................... 3
     (i)  Deferred Plan........................................ 3
     (j)  Eligible Employee.................................... 3
     (k)  Excess Tax-Deferred Savings.......................... 3
     (l)  Excess Company Matching Contributions................ 3
     (m)  Investment Funds..................................... 3
     (n)  Participant.......................................... 3
     (o)  Participating Subsidiary............................. 3
     (p)  Plan................................................. 3
     (q)  Retirement........................................... 3
     (r)  Savings Plan......................................... 3
     (s)  Separation From Service.............................. 3
     (t)  Tax-Deferred Savings................................. 3
     (u)  Total Disability..................................... 4
     (v)  Valuation Date....................................... 4

3.   Excess Tax-Deferred Savings............................... 4

4.   Excess Company Matching Contributions..................... 4

5.   Vesting................................................... 4

6.   Payment of Benefits....................................... 4

7.   Change of Control......................................... 5

8.   Designation of Beneficiary................................ 5

9.   Investment Funds.......................................... 5

10.  Hardship; Discretionary Revision of Payments.............. 6

11.  Amendment and Termination................................. 6

12.  Nonalienation of Benefits................................. 6

13.  Administration............................................ 6

14.  Appeals Procedure......................................... 7

15.  No Contract of Employment................................. 7

16.  Withholding Taxes......................................... 7

17.  Notices................................................... 7

18.  Severability of Provisions................................ 7

19.  Headings and Captions..................................... 7

20.  Applicable Law............................................ 7

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                          CYPRUS AMAX MINERALS COMPANY
                        EXCESS DEFINED CONTRIBUTION PLAN


          1.  Purpose.  The Plan, which was established effective January 1,
              -------
1994, is hereby amended and restated in its entirety, as set forth herein, effective January 1, 1999, for the purpose of providing Participants with benefits which would otherwise be provided under the Savings Plan but for reductions or restrictions of such benefits required by federal law.

          Specifically, this Plan is intended to provide Participants with supplemental retirement benefits to compensate them for the loss of benefits that would otherwise have been accrued under the Savings Plan were it not for restrictions on Participants' elective deferrals and the resulting restrictions on Company matching contributions under Sections 401(a)(17), 401(k)(3), 401(m)(2), and 401(m)(9) of the Code. The Plan is to be unfunded and is maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

          2.  Definitions.
              -----------
              (a) "Account" shall mean a bookkeeping account established under the Plan to record the Excess Tax-Deferred Savings, Excess Company Matching Contributions, and earnings thereon, credited with respect to each Participant.

              (b) "Board" shall mean the Board of Directors of the Company.
                   -----

              (c) "Change of Control" shall mean the occurrence of any of the following events:

                  (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty-five percent (35%) or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this
Section 2(c)(1), the following acquisitions shall not constitute a Change of
Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with Sections (3)(A) and (B).

                  (2) Individuals who, as of January 1, 1994, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to January 1, 1994, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (3) Consummation of a reorganization, merger or consolidation involving the Company or any subsidiary of the Company or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, either (A)(i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be or (ii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination and (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, thirty-five percent (35%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; or

                  (4) A complete liquidation or dissolution of the Company.

              (d) "Code" shall mean the Internal Revenue Code of 1986, as
                   ----
amended, and the regulations promulgated thereunder.

              (e) "Committee" shall mean the individuals designated by the
                   ---------
Company to administer the Savings Plan.

              (f) "Company" shall mean Cyprus Amax Minerals Company.
                   -------

              (g) "Company Matching Contributions" shall mean the "Company
                   ------------------------------
Matching Contributions" (as such term is defined in the Savings Plan) allocated to a Participant under the Savings Plan.

              (h)  "Compensation"   shall have the same meaning as such term has
                    ------------
under the Savings Plan, including, however, amounts in excess of the amount limited pursuant to Section 401(a)(17) of the Code, and including any base salary amounts deferred under the Deferred Plan.

              (i)  "Deferred Plan"   shall mean the Cyprus Amax Minerals Company
                    -------------
Deferred Compensation Plan, as amended from time to time.

              (j)  "Eligible Employee" shall mean any employee of the Company or
                    -----------------
a Participating Subsidiary who (1) is eligible to participate in the Savings Plan, (2) has base compensation, determined as of the last day of the last quarter of the calendar year immediately preceding the year of participation in the Plan, in an amount which equals or exceeds $100,000 before taking into account Eligible Employee's Tax-Deferred Savings under the Savings Plan and his salary deferrals under the Deferred Plan, and (3) is employed in exempt salary grade 17 and above.

              (k)  "Excess Tax-Deferred Savings" shall mean the amounts
                    ---------------------------
deferred by a Participant under Section 3 hereof.

              (l)  "Excess Company Matching Contributions " shall mean the
                    -------------------------------------
amounts contributed by the Company under Section 4 hereof.

              (m) "Investment Funds" shall mean the investment funds established from time to time under the Plan in which Excess Tax-Deferred Savings and Excess Company Matching Contributions are to be invested, as described in Section 9 hereof.

              (n)  "Participant" shall mean any Eligible Employee who has
                    -----------
elected to make Excess Tax-Deferred Savings or who has an Account.

              (o)  "Participating Subsidiary" shall mean any subsidiary or
                    ------------------------
affiliate of the Company that has been approved for participation in this Plan by the Committee.

              (p)  "Plan" shall mean the Cyprus Amax Minerals Company Excess
                    ----
Defined Contribution Plan as described herein and as it may be amended from time to time.

              (q)  "Retirement" shall mean the date the Eligible Employee
                    ----------
terminates employment with the Company coincident with or following his attainment of age 65.

              (r)  "Savings Plan" shall mean the Cyprus Amax Minerals Company
                    ------------
Savings Plan and Trust, as it may be amended from time to time.

              (s) "Separation From Service" shall have the same meaning as such term has under the Savings Plan.

              (t) "Tax-Deferred Savings" shall mean the Participant's "Tax-Deferred Savings" (as such term is defined in the Savings Plan) made under the Savings Plan.

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             (u) "Total Disability" shall have the same meaning as such term has under the Savings Plan.

             (v) "Valuation Date" shall mean the last day of each calendar month, or such other dates as the Committee determines to be necessary or appropriate as of which to value the Accounts of Participants.

         3.  Excess Tax-Deferred Savings.
             ---------------------------

             (a) Each Participant may elect to make Excess Tax-Deferred Savings for any calendar year by filing an election, utilizing the form provided by the Committee for such purpose, on or before the date established by the Committee which falls in the last quarter of the immediately preceding calendar year. Such an election shall be irrevocable during the calendar year for which it is made. A Participant may continue, modify, revoke, or resume his election to make Excess Tax-Deferred Savings with respect to a subsequent calendar year by filing his written notice with the Committee, on a form supplied by the Committee for such purpose, on or before the date established by the Committee which falls in the last calendar quarter immediately preceding the calendar year in which the continuation, modification, revocation, or resumption is to be effective.

             (b) The amount of a Participant's Excess Tax-Deferred Savings for any calendar year shall be equal to an amount elected by the Participant which is not less than one percent (1%) and not greater than sixteen percent (16%) of his Compensation, reduced by the amount of his Tax-Deferred Savings for the calendar year.

             (c) As soon as practicable and in a manner consistent with the administration of the Savings Plan, the Company shall, on a monthly basis, reduce each Participant's Compensation and credit to such Participant's Account an amount equal to the percentage elected by such Participant under Section 3(b).

         4.  Excess Company Matching Contributions.
             -------------------------------------

             (a) The Company shall make an Excess Company Matching Contribution on behalf of each Participant in an amount equal to fifty percent (50%) of such Participant's Excess Tax-Deferred Savings for a calendar quarter not in excess of six percent (6%) of Compensation, reduced by the amount of Company Matching Contribution allocated to such Participant under the Savings Plan for the same calendar quarter.

             (b) As soon as practicable and in a manner consistent with the Savings Plan, the Company shall, on a quarterly basis, credit to each Participant's Account that portion of the Excess Company Matching Contribution that is determined under Section 4(a) and attributable to Compensation paid with respect to such calendar quarter.

         5.  Vesting. A Participant's interest in his Account shall at all
             -------
time be nonforfeitable and fully vested.

         6.  Payment of Benefits.  Pursuant to the Participant's election,
             -------------------
made as a part of the election to defer monies under this Plan, the amount to the credit of the Participant's Account shall be paid to the Participant in a single lump sum cash payment or in substantially equal annual installments over a period of years, not to exceed ten (10), on the first day of the month next following the date which is thirty (30) days after the Participant's Retirement or other Separation from Service, including Separation from Service on account of the Participant's Total Disability. If a Participant has elected to be paid his Account in installments and he dies after such payments have commenced, then any remaining installments shall be paid annually to the Participant's designated beneficiary (determined pursuant to Section 8). In the event of a Participant's death before his Account has been paid to him, the

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Participant's Account shall be paid to his designated beneficiary (determined pursuant to Section 8) in a single lump sum cash sum or in substantially equal annual installments over a period of years, not to exceed ten (10), as elected by the Participant, on the first day of the month next following the date which is thirty (30) days after the Participant's death.

          7.  Change of Control.  As soon as administratively practicable and
              -----------------
in no event later than thirty (30) days following a Change of Control, all of the amounts to the credit of Participants' Accounts hereunder shall be distributed to the Participants.

          8.  Designation of Beneficiary.
              --------------------------

              (a) Subject to applicable law, each Participant shall have the right to file with the Committee a written designation, utilizing the form provided by the Committee for such purpose, of one or more persons as the Participant's beneficiary who shall be entitled to receive the amount payable under the Plan, if any, upon the Participant's death. A Participant may, from time to time, revoke or change such beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death.

              (b) If no such beneficiary designation is in effect at the time of a Participant's death, or if no designated beneficiary survives the Participant, or if such designation conflicts with applicable law, the amount, if any, payable under the Plan upon the Participant's death shall be paid to the Participant's estate. If the Committee is in doubt as to the right of any person to receive any amount, the Committee may retain such amount, which shall continue to accrue interest, until the rights thereto are determined, or the Committee may pay such amount into any court of appropriate jurisdiction, and such payment shall be a complete discharge of the liability of the Plan, the Company and the Committee therefor. Any payment made pursuant to this Section 8(b) of the Plan shall be made by the Committee as soon as practicable under the circumstances.

          9.  Investment Funds.
              ----------------

              (a) Each Participant may elect, in the form and manner provided by the Committee, to invest the amounts credited to his Account in any one or a combination of Investment Funds. Such an election may be modified on such basis as permitted by the Committee, which shall be at least quarterly. Separate Accounts shall be maintained for each Participant.

               (b) The Investment Funds shall remain an asset of the Company and shall be subject to the claims of its general creditors. Each Participant shall have no greater right or status than as an unsecured creditor of the Company with respect to any amounts owed to such Participant from the Investment Funds.

          10.  Hardship; Discretionary Revision of Payments.  If the Committee
               --------------------------------------------
determines that payment of the Participant's Account in accordance with the schedule of payments designated by the Participant would, for whatever reason, result in a gross hardship on the Participant or the estate or beneficiary or beneficiaries of the Participant, the Committee, upon a showing of gross hardship by the Participant or the Participant's beneficiary or beneficiaries or legal representative, in its absolute discretion, may revise such schedule of payments to the extent necessary to alleviate the hardship.

          11.  Amendment and Termination.  The Company, by or pursuant to
               -------------------------
written action by the Board, hereby reserves the right to amend this Plan at any time and from time to time in any fashion, and to terminate the Plan at any time; provided, however, that no amendment or termination of the Plan shall adversely affect the right of any Participant with respect to the amounts previously credited to such Participant's Account.

          12.  Nonalienation of Benefits.  All payments to persons entitled to
               -------------------------
benefits hereunder shall be made to such persons and shall not be alienable, transferable or otherwise assignable in anticipation of payment thereof, in whole or in part, by the voluntary or involuntary acts of any such persons, or by operation of law, and shall not be liable or taken for any obligation of such person, except pursuant to the laws of descent and distribution.

          13.  Administration.
               --------------

               (a) This Plan shall be administered by the Committee, which shall be responsible for the interpretation of the Plan and the establishment of rules and regulations governing the Plan's administration. Any decision or action made or taken by the Committee, arising out of or in connection with the construction, administration or interpretation of the Plan or of its rules and regulations, shall be conclusive and binding upon all Eligible Employees, Participants, former Participants and their beneficiaries unless otherwise determined by the Board. All expenses of administering the Plan shall be paid by the Company and shall not affect Participants' rights to or amounts of benefits.

               (b) Neither the Committee nor any member thereof nor the Company shall be liable for any action or determination made in good faith with respect to the Plan or the rights of any person under the Plan.

               (c) The Committee or persons designated by it shall keep such records as may be necessary for the administration of the Plan and shall furnish Participants with such periodic statements as it may determine to be necessary or desirable to reflect their interests in the Plan.

               (d) The Committee shall have the power to make such adjustments to the terms of the Plan, and to make such interpretations of the terms of the Plan, as are necessary to effectuate the purposes of the Plan.

          14.  Appeals Procedure.  The Committee shall provide any Participant
               -----------------
whose claim for benefits under the Plan has been denied with adequate notice of and shall afford such Participant an opportunity for full and fair review of such denial.

          15.  No Contract of Employment.  Nothing contained herein shall be
               -------------------------
construed as conferring upon any person the right to be employed or to continue in the employ of the Company.

          16.  Withholding Taxes.  The Company shall have the right to
               -----------------
withhold taxes from any Excess Company Matching Contributions, Excess Tax-Deferred Savings, and any payments made pursuant to the Plan, or make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold federal, state, local or foreign income or other taxes arising under this Plan.

          17.  Notices.  Each Participant shall be responsible for furnishing
               -------
the Committee with his current and proper address for the mailing of notices and delivery of agreements and payments. Any notice required or permitted to be given shall be deemed to have been given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant or beneficiary furnishes the proper address.

          18.  Severability of Provisions.  If any provision of this Plan
               --------------------------
shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision had not been included.

          19.  Headings and Captions.  The headings and captions herein are
               ---------------------
provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

          20.  Applicable Law.  The Plan shall be construed under the laws of
               --------------
the State of Colorado, to the extent not preempted by the Employee Retirement Income Security Act of 1974, as amended, or other federal law.

          IN WITNESS WHEREOF, the foregoing Plan as amended and restated is adopted this 30th day of November, 1998.
             ----        --------

                                       CYPRUS AMAX MINERALS COMPANY
                                       BENEFITS COMMITTEE


                                       By: /s/ Philip C. Wolf
                                       Philip C. Wolf, Chairman


                                       By: /s/ Chris L. Crowl
                                       Chris L. Crowl, Member


                                       By: /s/ Farokh S. Hakimi
                                       Farokh S. Hakimi, Member